UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4131 Worth Avenue, Suite 500             Columbus, OH 43219
(Address of principal executive offices)          (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2023, M/I Financial, LLC (“M/I Financial”), a wholly-owned subsidiary of M/I Homes, Inc. (the “Company”), entered into a Fourth Amended and Restated Mortgage Warehousing Agreement (the “2023 Warehouse Agreement”) among M/I Financial, as borrower, Comerica Bank, as administrative agent, and the lenders party thereto, which include Comerica Bank, The Huntington National Bank, and Truist Bank. The 2023 Warehouse Agreement, which will be used to finance eligible mortgage loans originated by M/I Financial, replaced the Third Amended Mortgage Warehousing Agreement dated as of May 27, 2022 (as subsequently amended, the “Prior Agreement”) among M/I Financial, as borrower, and Comerica Bank, The Huntington National Bank, and BMO Harris Bank NA, as lenders. Among other things, the 2023 Warehouse Agreement amends the Prior Agreement in the following respects:

1.The maturity date was extended from May 26, 2023 to May 24, 2024.
2.Replaced the primary pricing index from Daily Adjusting 1-month BSBY to Daily Adjusting 1-month SOFR plus SOFR adjustment of 10 basis points per annum.
3.The applicable margin reduced from 1.90% to 1.65%.
4.Includes a floor rate of 0.5% for SOFR loans, which is an increase relative to the floor rate of 0.25% for BSBY loans.
5.Removal of the Loan Modification sub-limit and associated fee.

The other material terms of the Prior Agreement remain unchanged.

The foregoing summary is qualified in its entirety by reference to the 2023 Warehouse Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. All capitalized terms not otherwise defined herein are as defined in the 2023 Warehouse Agreement.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICES

(b)    On May 24, 2023, William H. Carter notified the Company of his decision to retire from the board of directors of the Company effective May 31, 2023. Mr. Carter’s decision is based on the fact that his status as independent may change in the foreseeable future.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Fourth Amended and Restated Mortgage Warehousing Agreement, dated May 26, 2023, by and among M/I Financial, LLC, as borrower, the lenders party thereto and Comerica Bank, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

         *Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2023

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
VP, Chief Accounting Officer and Controller